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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 1999

                          MINDSPRING ENTERPRISES, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-27890                 58-2113290
------------------------------    -----------------      -----------------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

             1430  WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 815-0770
                                                          ----------------

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ITEM 5. OTHER EVENTS.

               MindSpring Enterprises, Inc. ("MindSpring") announced on May 25, 1999 that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend. MindSpring issued a press release on May 25, 1999 describing the stock split and providing additional information about MindSpring. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        99.    Press release


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MINDSPRING ENTERPRISES, INC.

                                            /s/  Samuel R. DeSimone, Jr.
                                            ------------------------------------
                                            Samuel R. DeSimone, Jr.
                                            Executive Vice President and
                                                   General Counsel

Date: May 27, 1999


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                                 EXHIBIT INDEX

EXHIBIT NUMBER                         EXHIBIT

         99.                        Press release